ANCORA

# SUMMARY PROSPECTUS

| | CLASS C | CLASS D |
|---|---|---|
| ANCORA SPECIAL OPPORTUNITY FUND | ANSCX | ANSDX |

April 30, 2012

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information, online at www.ancorafunds.com. You can also get this information at no cost by calling 1-866-626-2672 or by sending an e-mail request to compliance@ancora.net. The Fund's prospectus and statement of additional information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of Ancora Special Opportunity Fund (the “Fund”) is to obtain a high total return.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (1)	$10.00	$10.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class D
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.75%	0.25%
Other Expenses	0.86%	0.86%
Fees and Expenses of Acquired Funds(2)	0.42%	0.42%
Total Annual Fund Operating Expenses	3.03%	2.53%

(1)

Shareholders who request proceeds of a redemption be sent by wire transfer will be charged $10.00 for the cost of such wire.

(2)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$303	$927	$1,577	$3,318
Class D Shares	$258	$793	$1,355	$2,885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99.12% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund pursues its objective of obtaining a high total return by seeking out and investing in companies which the Advisor believes have the potential for superior returns.  Under normal circumstances, at least 80% of the assets of the Fund will be invested in publicly traded equity securities of such companies (such as common stock, preferred stock and securities convertible into common or preferred stock).

Examples of companies in which the Fund may invest include (i) companies which have lost significant market value, if the Advisor believes the fortunes of these companies may be more favorable in the future, (ii) companies which are undergoing financial restructuring or which may be repositioning themselves in the marketplace for their products or services, and (iii) companies having products or services which are new and untested or which may gain wider acceptance in the future.  Securities in the Fund will tend to be of companies with “micro” and small capitalizations (that is, with market capitalizations of less than $2 billion), but this will not be a requirement.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Speculative Nature.  The Fund intends to invest in securities that are more speculative than other securities and, therefore, subject to a substantial decline or total loss in value.  Because of the speculative nature of these securities, shareholders of the Fund are exposed to a high degree of risk.

Small and Micro Cap Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The small and micro cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so. As a result of these factors, securities of these small and micro cap companies may expose shareholders of the Fund to above average risk.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance.  Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance information with respect to the Fund is available at www.ancorafunds.com.

Total Returns as of 12/31 For Class D Shares

During the period shown in the bar chart, the highest return for a quarter was 46.86% (quarter ended June 30, 2009) and the lowest return for a quarter was –33.5% (quarter ended December 31, 2008).  Total return for the Class D Shares for the year to date through March 31, 2012 was 10.22%.

Average Annual Total Returns (for the period ended December 31, 2011)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of any applicable state and local taxes.  The after tax returns included in the table are only for Class D Shares.  After tax returns for Class C Shares will vary from those for Class D Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 Years	Life of Fund*
Class D Shares
Return Before Taxes	-13.63%	-1.11%	2.28%
Return After Taxes on Distributions	-13.63%	-1.78%	1.29%
Return After Taxes on Distributions and Sale of Fund Shares	-8.86%	-1.20%	1.49%
Class C Shares
Return Before Taxes	-14.09%	-1.59%	1.78%
Wilshire 5000 Index	0.99	-0.04%	4.01%

*From January 5, 2004 (inception of operations)

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Richard A. Barone, Chairman of the Fund and Manager of Ancora Advisors LLC, has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $20,000* Class D: $1,000,000** Minimum Additional Investment Both Classes: $1,000

* An IRA may open an account for the purchase of Class C shares with an initial minimum investment of $5,000.

** The minimum initial investment for Class D shares does not apply to purchases by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e., accounts that are charged asset-based management fees, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, or (3) directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.

In general, you may purchase or redeem Class C or Class D shares by mail at Ancora Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by telephone at 1-866-626-2672.  Shares may generally be purchased by check or wire.  You may receive redemption proceeds by check or, upon request, by wire transfer.  You generally buy and redeem shares at the Fund’s next-determined net asset value (“NAV”) after Ancora Funds receives your request in good order.  NAVs are determined only on days when the NYSE is open for regular trading. Minimum investment requirements may be waived in the sole discretion of the Fund.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.